UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2004

Merck & Co., Inc.

(Exact name of registrant as specified in its charter)

New Jersey	1-3305	22-1109110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ	08889-0100

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 423-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
OPENING REMARKS AT THE 2004 ANNUAL BUSINESS BRIEFING, BY RAYMOND V. GILMARTIN.
CLOSING REMARKS AT THE 2004 ANNUAL BUSINESS BRIEFING, BY RAYMOND V. GILMARTIN.
PRESS RELEASE

Item 7.01. Regulation FD Disclosure

Incorporated by reference are Opening and Closing Remarks given at the 2004 Annual Business Briefing, by Raymond V. Gilmartin, Chairman, President and Chief Executive Officer of the Registrant, attached as Exhibit 99.1 and Exhibit 99.2, respectively. Also incorporated by reference is a press release issued by the Registrant on December 14, 2004, attached as Exhibit 99.3, concerning the Registrant’s business briefing to analysts.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1	Opening Remarks given at the 2004 Annual Business Briefing, by Raymond V. Gilmartin, Chairman, President and Chief Executive Officer of the Registrant

Exhibit 99.2	Closing Remarks given at the 2004 Annual Business Briefing, by Raymond V. Gilmartin, Chairman, President and Chief Executive Officer of the Registrant

Exhibit 99.3	Press release issued December 14, 2004 regarding business briefing to analysts

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCK & CO., Inc.
Date: December 14, 2004	By:	/s/ Debra A. Bollwage
DEBRA A. BOLLWAGE
Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Opening Remarks given at the 2004 Annual Business Briefing, by Raymond V. Gilmartin, Chairman, President and Chief Executive Officer of the Registrant

99.2	Closing Remarks given at the 2004 Annual Business Briefing, by Raymond V. Gilmartin, Chairman, President and Chief Executive Officer of the Registrant

99.3	Press release issued December 14, 2004 regarding business briefing to analysts